Exhibit 99.1

Company Overview Terry R. Knapp, MD President and CEO

Safe Harbor for Forward Looking Statements This presentation includes forward-looking statements that are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company's periodic filings with the US Securities and Exchange Commission.

WE READ. . . .EYES How? Infrared cameras Computer analysis SmartDevice-Connect™ information mgmnt. Why? To detect impaired persons Medical: diagnosis/treatment of dizziness/vertigo Workplace Safety: worker impairment testing Law Enforcement: DUI evidence capture

Key Facts Corporate Headquarters Shares Outstanding (10/1/06) 57,699,814 Insider Ownership 25% Spector & Wong December 31 7 0% $243,731 20,592 $5,192,983 $0.09 || $0.09 - 0.37 Superior, CO ANTX Accounting Firm Fiscal Year Full-time Employees Institutional Ownership Shares Debt (10/1/06) Volume (daily 90-day average) Market Capitalization (10/1/06) Stock Price (10/1/06) || 52-Week Range

Management Terry R. Knapp, MD, CEO Executive; Author; Inventor; Surgeon Regulatory Affairs & Risk Management expertise 15 issued patents (devices and IT) Founder, Collagen Corp. (NASDAQ: CGEN); LipoMatrix; PrivaComp Ron A. Waldorf, President, IntelliNetx division Neurophysiologist; Inventor of VNG and SafetyScan technology Founder, Chairman, CEO Eye Dynamics, Inc. (OTCBB: EYDY) Douglas MacCarthy, Sr. VP, Operations Medical device executive; MBA 31 years with IBM; Finance and operational change manager David Hanke, Sr. VP, Sales & Marketing Sr. sales exec with HP, GE Medical Systems, McKesson Hospital executive; Six Sigma Blackbelt; MBA

Core Technology I Infrared video eye scanning and analysis to detect human impairment Invented and developed by neurophysiologist founder Patents issued and pending Validations FDA approved (first of its kind) for Medical applications Validated for Workplace Safety by So. Calif. Research Institute Accepted for Law Enforcement by Office of Law Enforcement Technology Commercialization; Dept. of Justice; Nat’l Institute of Justice

Core Technology II SmartDevice-ConnectSM Patented information technology platform Transmits data acquired from the body via the Internet Allows remote monitoring of devices via the Internet Data stored, protected and analyzed in secure databases Sends real-time, mission-critical information to our customers Think OnStar for medical devices

Leveraging Core Technologies MEDICAL DIAGNOSIS balance disorders, dizziness and vertigo WORKPLACE SAFETY cleared-for-duty worker testing LAW ENFORCEMENT documenting the impaired (DUI) driver Detection of impaired persons & management of that information

Core Core Technology Applications Medical Eye movement analysis to diagnose impaired patients Est. $150MM - $200MM U.S. market Sales since 1994; now in product upgrade/expansion; $11MM in ‘07 Workplace Safety Eye movement analysis to detect impaired workers Est. $6.5 Billion U.S. market Working prototypes; initial customers early 2007 Law Enforcement Eye movement analysis to record impaired drivers Est. $3 Billion U.S. market Prototypes with customers; product ready to launch Q1 ‘07

Engineering and Manufacturing AcuNetx owns 20% of High Precision Devices, Inc. Boulder, CO (www.hpd-online.com) Full-service product development (medical; electronic) Low volume manufacturing capability (100s) Contract manufacturing for high-volume requirements Many system components are “off-the-shelf”

AcuNetx

Market Sector I: MEDICAL [Impaired Patients]

- **Dizziness/Vertigo**: 2nd most common patient complaint; $20BB annual cost of falls (Medicare)
- **Videonystagmography (VNG)** is diagnostic
- **VNG I & II from AcuNetx** (IntelliNetx division)
  - $38,000 retail vs. $6,000 cost
  - Margins: 70% – 80%
  - Recurring revenue with SmartDevice-Connect™
  - Competition is fragmented
  - Larger market with balance plate for rehab **($150 - $200MM)**

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MEDICAL PRODUCTS HISTORY As Eye Dynamics, Inc. Invented and established VNG as worldwide standard Sales and Revenues since 1994 Addition of Balance Plate for rehabilitation

MEDICAL PRODUCTS IntelliNetx division STRATEGY 2006: Intelligent Product Re-design + New Business Model

MEDICAL PRODUCTS IntelliNetx division DISTRIBUTION Regional “Special Instrument Dealers” Average 30% discount to retail We provide branding messaging and collateral material design Legacy “wholesale” distributor (MedTrak) Different “private label” (MedTrak) for our equipment MedTrak provides all ancillary services 52% gross margin to AcuNetx Balance Center initiative in development with House Ear Clinic & Institute (L.A.)

MEDICAL PRODUCTS IntelliNetx division SUMMARY Diagnosis and rehab of dizziness and vertigo Distributor sales model at present Product re-design and recurrent revenue strategy for 2007 and beyond Company projects >350 unit sales in 2007 ($10MM+) at >70% gross profit Switch from wholesale to retail model New channel partners Addition of OEM-supplied balance plate to product line

Market Sector II:: WORKPLACE SAFETY [Impaired Workers] Impaired workers in safety sensitive jobs: cost U.S. economy >$100Billion per year Cleared-for-duty testing provides real-time identification of impaired workers SafetyScan™ from AcuNetx (VisioNetx division) Automated “cop-in-a-box” solution (police protocols) Transaction-based revenue model with 80% Margins Launch Q1 - 2, 2007 Competition: urine testing for drugs (after the fact) 7 market sub-sectors with >$6 Billion annual potential

AcuNetx
VisioNetx division
CLEAR • CONCISE • CONNECTED

WORKPLACE SAFETY SOLUTION

SafetyScan™ *Cleared-for-Duty* Testing

- 90 Seconds & Immediate Results


PASS
FAIL

- Productized "Cop in a Box" Standardized Field Sobriety Test (SFST) and Drug Recognition Expert (DRE)
- Patent pending


VisioNetx
Safety Scan
Cleared-for-Duty Test
CLEAR • CONCISE • CONNECTED

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WORKPLACE SAFETY COMPETITION Urine Testing for a “drug free workplace” $1.5 Billion per Year (U.S.) for urine tests alone Est. another $3.5+ Billion for lost time, lost wages and admin costs > $5 Billion Spent WITHOUT DETECTING A SINGLE IMPAIRED WORKER! Current Paradigm is Fear and Intimidation

WORKPLACE SAFETY MARKET RESPONSE Market study by Circadian Technologies, Inc. Large demand for turnkey, outsourced solution among 114 companies surveyed Successful test of 1st generation product in Oregon prisons Alternative to urine testing for prisoners in drug rehab programs 97% cost savings First Customer Enrolled (multi-state electrical contractor)

AcuNetx

VisioNetx division

CLEAR • CONCISE • CONNECTED

WORKPLACE SAFETY STRATEGY



EMPLOYEE
VisioNetx
SafetyScan
Cleared-for-Duty Test
DEVICE
DATA
RISK MANAGER
SD
SMART DEVICE
connected

- Make SafetyScan "smart"
  - Connects employees and company Risk Managers
  - Automates employer notification from anywhere
  - Protects workers' rights
    - Verified Education
    - Documented and Archived
    - Private & Secure
    - Policies & Procedures
  - Creates a total outsourced solution

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WORKPLACE SAFETY CLEAR ཉCONCISE ཉCONNECTED BUSINESS MODEL Customers prefer to fully outsource “cleared-for-duty” testing to AcuNetx Transaction-based recurrent revenue No capital outlay or maintenance for customers @ $1 per test: revenue per Unit = $10,800/yr AcuNetx support cost per Unit = $2,200/yr Gross Profit per Unit = $8,600 per year (79+%) Market potential: 25MM workers @ $1 per day = $6.5 Billion per year

WORKPLACE SAFETY CLEAR ཉCONCISE ཉCONNECTED DISTRIBUTION Seven sectors targeted with channel partner model WORKPLACE SAFETY CLEAR ཉCONCISE ཉCONNECTED DISTRIBUTION VisioNetx division TRANSPORTATION CONSTRUCTION MANUFACTURING HEALTHCARE MILITARY CORRECTIONS SYSTEM ENERGY Channel partners identified in 4 sectors; negotiations underway

WORKPLACE SAFETY SUMMARY Identification of impaired workers by SafetyScan™ “cleared-for-duty” testing Recurrent revenue, transaction-based business model First customer installation Q1 ’07 Company projects placement of 2500 Units over next 24 months, generating >$11MM in annual revenue

Market Sector III:: LAWENFORCEMENT [Impaired Drivers] Impaired drivers: 10% of drivers are impaired (alcohol, drugs, illness) creating deaths & losses Standardized Field Sobriety Test (SFST) and Drug Recognition Expert (DRE) protocols are accepted by courts, but are subjective HawkEye™ from AcuNetx (VisioNetx division) Captures objective evidence/reduces prosecution costs $4,000 - $5,000 retail vs. $1,000 cost Margins: 75% - 80% Est. $1 - $3 Billion U.S. market Competition non-existent

LAW ENFORCEMENT SOLUTION Training aid Standardized Field Sobriety Test (SFST) Drug Recognition Experts (DREs) Evidence capture prosecution of impaired drivers (DUI)

LAW ENFORCEMENT CLEAR ཉCONCISE ཉCONNECTED VALUE PROPOSITION For any law enforcement jurisdiction: Saves on officer court appearances and overtime pay $$ thousands in savings for any guilty plea vs. trial ROI potentially huge year-over-year

LAW ENFORCEMENT CLEAR ཉCONCISE ཉCONNECTED COMPETITION NONE. . . Yet Patent pending Company has deep relationships in the law enforcement community

LAW ENFORCEMENT MARKET STATUS Advanced prototypes with several agencies CA Highway Patrol AZ municipalities (proven in sobriety checkpoints) NC state police AL state police Taking orders Identifying distribution channel partners

LAW ENFORCEMENT SUMMARY Identification of impaired drivers and capture of evidence Advanced prototypes with police jurisdictions NOW Launch with fully configured product Q1 ’07 Company projects 1,000 Unit sales in next 24 months with >75% Gross Profit

AcuNetx Summary Large markets with unmet need: $9+BB experienced and seasoned Management: Recurrent revenues: transaction-based Technological advantages: “smart” devices Patents + know how + first mover Barriers to entry: High margin products: 70% - 80% Management: experienced and seasoned and the prospect of large valuation multiples in the near future.

Cap Table [as of 9/30/06] 31 Cap Table [as of 9/30/06] Warrants (expire 1/09 500,000 $2.00 500,000 Warrants (expire 1/09) 250,000 $0.50 250,000 Warrants (expire 1/09) 250,000 $1.00 250,000 Stock Incentive Plan (options) 7,309,102 $0.15 to $0.30 14,000,000 Warrants (expire 2/08) 3,194,446 $0.33 3,194,446 75,894,260 -0- 57,699,814 Fully Diluted - - - Strike Price 69,203,362 -0- 57,699,814 Issued TOTAL Preferred Stock Common Stock

Contact Information Dr. Terry Knapp (CEO) 1000 S. McCaslin Blvd Suite 300 Superior, Colorado 80027 USA Office direct: 303-494-1681 ext. 301 e-mail: trknapp@acunetx.com www.acunetx.com